--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 26, 2007

                                 ---------------


                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                 ---------------





       Cayman Islands                   001-16855                98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


              P.O. Box HM 2939
  Crown House, Second Floor, 4 Par-la-Ville
                    Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Scottish Re Group Limited (the "Company") announced on September 26, 2007 that it had named Terry Eleftheriou, 48, Executive Vice President and Chief Financial Officer, effective as of November 12, 2007. Duncan Hayward, who has been serving as the Company's Chief Accounting Officer since July 6, 2007, will step down as of November 12, 2007 and will continue in his role as Chief Financial Officer of the Company's International Segment.

     From November 2003 until June 2006, Mr. Eleftheriou was a group finance executive with XL Capital ("XL") where he was responsible for leading a number of strategic global initiatives to transform and integrate finance operations and enhance business processes and related controls. During that time, he was also a member of XL's Global Finance Executive Council and Executive Management Group and worked closely with XL's executive management team and Board of Directors. Prior to joining XL, Mr. Eleftheriou was the CFO of Sage Insurance Group International and, prior to that, was the finance leader for the retirement services segment of American General Financial Group. Prior to holding these positions, Mr. Eleftheriou occupied a variety of leadership roles with Ernst & Young spanning a 15 year career during which he specialized in providing assurance and advisory services to insurance and financial services companies in North America, Europe, and Asia. Mr. Eleftheriou is a Fellow of the Institute of Chartered Accountants in England and Wales and a member of the Connecticut Society of Certified Public Accountants. He holds a Bachelor of Science in Economics from the City University in London, England. Additional information regarding Mr. Eleftheriou's appointment is set forth in the press release which is filed as Exhibit 99.1 hereto.

     Mr. Eleftheriou's employment agreement (the "Employment Agreement") is for a two-year term from October 1, 2007 and is automatically renewable for successive one-year terms, subject to earlier termination with at least 60 days prior written notice to the other party. Pursuant to the Employment Agreement, Mr. Eleftheriou will receive a minimum annual base salary of $500,000, a $100,000 signing bonus and a $150,000 bonus for the 2007 calendar year. In addition, Mr. Eleftheriou will receive a grant of stock options to purchase 800,000 ordinary shares of the Company pursuant to the terms of the 2007 Scottish Re Group Limited Stock Option Plan.


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1    Press Release issued by Scottish Re Group Limited on September 26, 2007.

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                             By:   /s/ Paul Goldean
                                   ----------------------------------
                                   Paul Goldean
                                   Chief Administrative Officer



Dated:  September 28, 2007

                                INDEX TO EXHIBITS

Number  Description
------  -----------

99.1    Press Release issued by Scottish Re Group Limited on September 26, 2007.